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                                                                   EXHIBIT 23(D)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Panhandle Eastern Pipe Line Company on Form S-4 of our report dated February 12, 1999, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                              DELOITTE & TOUCHE LLP

Charlotte, North Carolina
June 22, 1999